(Front of Stock Certificate)

Number                                                           Shares
------                                                           ------

                                cavion.com

           Incorporated under the Laws of the State of Colorado
               19,970,000 Authorized Shares $.0001 Par Value
                           CLASS A COMMON STOCK

THIS CERTIFIES THAT

Is The Owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE CLASS A COMMON STOCK OF

                         Cavion Technologies, Inc.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signature of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

------------------------                ---------------------------
Marshall E. Aster                       David J. Selina
Secretary                               President

                         CAVION TECHNOLOGIES, INC.
                              CORPORATE SEAL
                                 COLORADO

                                        COUNTERSIGNED AND REGISTERED:
                                        American Securities Transfer &
                                        Trust, Inc.
                                        P.O. Box 1596
                                        Denver, Colorado 80201

                                        By---------------------------
                                        Transfer Agent & Registrar
                                        Authenticated Signature

                        (Back of Stock Certificate)

                         CAVION TECHNOLOGIES, INC.

             TRANSFER FEE:  $20.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common         UNIF GIFT MIN ACT ---Custodian---
TEN ENT   -as joint tenants by the                (Cust)
           entireties                    under Uniform Gift to Minors
JT TEN    -as joint tenants with         Act----------------
           right of survivorship             (State)
           and not as tenants in
           common

    Additional abbreviations may also be used though not in above list.

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For Value Received, --------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------
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               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                      INCLUDING ZIP CODE OF ASSIGNEE)
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-------------------------------------------------------------------Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ----------- attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ---------------
                              -------------------------------------------
                              -------------------------------------------
                              NOTICE: The signature(s) to this assignment must correspond without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:
-------------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbroker, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.